UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

STOCKGROUP INFORMATION SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

  N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

May 19, 2004

Dear Stockholder:

The enclosed proxy statement is for a Special Meeting of Stockholders of Stockgroup Information Systems Inc. to be held on June 24, 2004 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 2:00pm – 3:00pm Pacific Time.

This proxy statement contains Proposal 1.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting.  I strongly urge you to sign, date and return your proxy promptly in the enclosed envelope.

We sincerely hope you will be able to join us at the meeting.  The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

Marcus A. New
Chairman of the Board,
Chief Executive Officer

Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

(June 24, 2004)

A Special Meeting of Stockholders of Stockgroup Information Systems Inc. (the "Company") will be held on June 24, 2004 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 2:00pm – 3:00pm Pacific Time, for the following purposes:

1.

To pass a resolution to authorize the board to amend the Company's Articles of Incorporation to effect a reverse stock split of the Company's common stock on a ratio of up to 4 to 1, which resolution would give our Board of Directors authority to, in its sole discretion, implement the reverse stock split at any time prior to our next annual meeting and our Board of Directors authority to, in its sole discretion, determine not to effect, and abandon, the reverse stock split without further action by our stockholders; and

The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

DAVID GILLARD, CGA
Corporate Secretary

May 19, 2004

Stockgroup Information Systems Inc.

 Proxy Statement

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF STOCKGROUP INFORMATION SYSTEMS INC.
JUNE 24, 2004

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

The accompanying Form of Proxy is solicited on behalf of the Board of Directors of Stockgroup Information Systems Inc. (the "Corporation"), to be used at our special meeting to be held at our offices at the 5th Floor, 750 West Pender Street, Vancouver, British Columbia, on June 24, 2004, at 2:00 p.m. local time.  This proxy statement, accompanying Form of Proxy, and Notice of Meeting are first being mailed to shareholders on or about May 30, 2004.

We will bear the expense of this solicitation.  In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means.  Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons.  Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our special meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on May 14, 2004 are entitled to receive notice of, attend and vote at our special meeting.  As of that date, there were 32,653,221 common shares in the capital of our Corporation issued and outstanding.  We have no other voting securities outstanding.  Each shareholder of record on May 14, 2004 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our special meeting unless the holder of record is present in person or represented by proxy.  A shareholder has the right to attend our special meeting at the time and place set forth in the Notice of Special Meeting and to vote their securities directly at the meeting.  In the alternative, a shareholder may appoint a person to represent such shareholder at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8.  All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement.  Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors set forth in this proxy statement.  If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other

Stockgroup Information Systems Inc.

 Proxy Statement

matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our special meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation.  Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our special meeting.  The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by our Corporation.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada.  ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada.  ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our special meeting.  A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our special meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our special meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our special meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our special meeting as proxyholder for the registered shareholder and vote the common shares in that capacity.  Beneficial shareholders who wish to attend at our special meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our special meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our special meeting and vote his or her common shares.

QUORUM

Stockgroup Information Systems Inc.

 Proxy Statement

A quorum of shareholders is necessary to take action at our special meeting.  A minimum of one person present in person or represented by proxy and holding a majority of the outstanding common shares entitled to vote at the special meeting as at May 14, 2004 will constitute a quorum for the transaction of business at our special meeting.  However, if a quorum is not present, the shareholders present at our special meeting have the power to adjourn the meeting until a quorum is present.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING.  IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1.

by delivering a written notice of revocation to the Secretary of our Corporation;

2.

by submitting a duly executed proxy bearing a later date; or

3.

by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE – SHARE CONSOLIDATION

PROPOSAL ONE - APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A REVERSE SPLIT OF OUR SHARES OF COMMON STOCK ON A RATIO OF UP TO 4 TO 1 AT THE DISCRETION OF THE BOARD OF DIRECTORS

Background

Our Board of Directors has unanimously adopted a resolution seeking stockholder approval to give the Board of Directors the authority and discretion to amend our Articles of Incorporation to authorize a reverse stock split of our common stock in the event the Board of Directors deems it necessary and in the best interest of the shareholders (the "Reverse Stock Split Proposal").  If the reverse stock split is approved by our stockholders, our

Stockgroup Information Systems Inc.

 Proxy Statement

Board of Directors may subsequently effect, in its sole discretion, the reverse stock split based upon a ratio of up to 4 for 1 shares of our common stock (the "Reverse Stock Split").  Approval of this proposal by our stockholders would give our Board of Directors authority to implement the reverse stock split at any time prior to our next annual meeting of stockholders.  In addition, notwithstanding approval of this proposal by our stockholders, our Board of Directors may, in its sole discretion, determine not to effect, and abandon, the reverse stock split without further action by our shareowners.

If implemented by our Board of Directors, the Reverse Stock Split would be effected by reclassifying up to every 4 currently outstanding shares of our common stock into one share of post-split common stock, but would not increase the par value of our common stock or change the number of authorized shares of our common stock.  Our Board of Directors believes that approval of a proposal granting this discretion to our Board of Directors provides our Board of Directors with maximum flexibility to react to current market conditions and therefore to act in the best interests of our company and its stockholders.  In connection with any determination to effect the Reverse Stock Split, our Board of Directors will set the timing for the Reverse Stock Split.  No further action will be required to implement the Reverse Stock Split.  Our Board of Directors may elect not to implement the Reverse Stock Split, even if the Reverse Stock Split Proposal is approved by the stockholders, and it would abandon the Reverse Stock Split Proposal without need for any further stockholder action.  Our Board of Directors reserves its right to elect not to proceed, and abandon, the Reverse Stock Split if it determines in its sole discretion that the Reverse Stock Split is no longer in the best interests of our stockholders.

Reasons for the Reverse Stock Split

The following table sets forth high and low bid prices for our common stock on the OTC Bulletin Board for the quarterly periods ended March 31, 2003 through to March 31, 2004, and the partial quarter ended May 19, 2004.

Quarter Ending:

High

Low

Volume

--------------------------------------------------------------------------------------------------------

March 31, 2003

$

0.380

$

0.205

4,858,400

June 30, 2003

$

0.380

$

0.219

7,464,200

September 30, 2003

$

0.400

$

0.260

13,125,600

December 31, 2003

$

0.380

$

0.250

7,794,000

March 31, 2004

$

0.350

$

0.265

8,823,500

May 19, 2004 (partial)

$

0.330

$

0.265

5,816,600

--------------------------------------------------------------------------------------------------------

Our share price on May 19, 2004 was $0.27.   We currently have 32,653,221 shares of our common stock issued and outstanding and approximately 6,841,738 shares of our common stock may be issued upon the exercise of outstanding options or warrants and upon the conversion of certain outstanding convertible notes.   Our market capitalization is approximately $9 million.

Our Board of Directors believes that it may be in the best interests of our company to increase the share price of our common stock by way of a share consolidation or reverse stock split.   The Board anticipates that an increase in the share price of our stock may facilitate the listing of our shares on a major stock exchange, and that such increase in share price and exchange listing may make our stock more attractive to potential investors. Based on today's market price of our shares, a 4 for 1 split would result in a share price greater than $1.00

Stockgroup Information Systems Inc.

 Proxy Statement

  The appropriateness of carrying out a share consolidation, and the most advantageous time for carrying out a share consolidation, will be dependent upon a number of factors, including market conditions and the listing requirements of major stock exchanges ..

The Board of Directors intend to implement the Reverse Stock Split only if it believes that this action would be in the best interests of our company to facilitate an exchange listing and/or  increased interest in our stock .. If the Reverse Stock Split Proposal is approved by the stockholders, our Board of Directors would have the discretion to implement the Reverse Stock Split at any time before our next annual meeting, or not to effect the Reverse Stock Split at all.

Even though a reverse stock split, by itself, does not impact a corporation's assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a corporation's equity capital.  Our Board of Directors, however, believes that under certain circumstances this risk may be offset by the prospect that the Reverse Stock Split would make an investment in our common stock more attractive for certain investors.

Effect of the Reverse Stock Split

The Reverse Stock Split would not affect any stockholder's proportionate equity interest in our company or the rights, preferences, privileges or priorities of any stockholder.  However, because the number of authorized shares of our common stock will not be reduced, the Reverse Stock split will increase our Board of Directors' ability to issue authorized and unissued shares without further stockholder action.  The implementation of the Reverse Stock Split would not affect the total stockholders' equity of our company or any components of stockholders' equity as reflected on our financial statements except:  (1) to change the number of the issued and outstanding shares of common stock, and (2) to change the stated capital of the common stock to reflect the Reverse Stock Split.  In connection with the Reverse Stock Split proportionate adjustments to the per share exercise or conversion price and the number of shares obtainable upon exercise of outstanding stock options, warrants and convertible notes would be made.  The number of shares issuable under our current stock option plan would also be reduced proportionately based on the Reverse Stock Split Ratio.

Stockholder Considerations

Although the implementation of the Reverse Stock Split would not, by itself, impact our company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital.  Our Board of Directors believes that under certain circumstances this risk may be outweighed by the benefits that the Reverse Stock Split would make an investment in our common stock more attractive to certain investors.

As a result of the implementation of the Reverse Stock Split, there would be a reduction in the number of shares of our common stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split. Such shares could be used for any proper corporate purpose including, among others, future financing transactions. We have no present plan to issue any of these shares.

Accounting Matters

Stockgroup Information Systems Inc.

 Proxy Statement

The Reverse Stock Split will not affect the par value of our common stock.  As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to our common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per-share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of our company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of our company, nor is it part of a plan by management to recommend to our Board of Directors and our stockholders a series of amendments to our Articles of Incorporation.  Other than the Reverse Stock Split proposal, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our company.

Procedure for Effecting Reverse Stock Split

If the stockholders approve the proposal to authorize the Reverse Stock Split and our Board of Directors decides to implement the Reverse Stock Split at any time prior to our next annual meeting of stockholders, we will promptly file a Articles of Amendment with the Secretary of State of the State of Colorado to amend our existing Articles of Incorporation.  The Reverse Stock Split will become effective on the date of filing the Articles of Amendment, which is referred to as the "effective date."  Beginning on the effective date, each Articles representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

No Appraisal Rights

Under the General Corporation Law of the state of Colorado, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain Federal Income Tax Consequences

A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The discussion is based on present federal income tax law.  The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Stock Split.  Income tax consequences to the stockholders may vary from the federal tax consequences described generally below.

Stockgroup Information Systems Inc.

 Proxy Statement

We believe that a Reverse Stock Split would constitute a "recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code of 1986 (the "Code" ).  Provided that the Reverse Stock Split constitutes a recapitalization within the meaning of Section 368(a)(1)(E) of the Code, for federal income tax purposes:

- no gain or loss would be recognized by us as a result of the Reverse Stock Split and no gain or loss would be recognized by stockholders who receive post-split shares of common stock in exchange for pre-split shares;

- the aggregate federal income tax basis of the post-split shares of common stock received by a stockholder would be the same as the aggregate federal income tax basis of the pre-split shares surrendered in exchange therefor; and

- the holding period of the shares of post-split common stock received by a stockholder would include the period during which the shares surrendered in exchange therefor were held, provided that such shares were held as a capital asset by the stockholder on the date of the exchange.

The foregoing discussion is intended only as a summary of the material federal income tax consequences of the Reverse Stock Split.  The foregoing discussion does not address the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances or to taxpayers subject to special treatment under the Internal Revenue Code (for example, tax exempt entities, life insurance companies, regulated investment companies and foreign taxpayers).  The foregoing discussion is not intended as tax advice to any person or entity.

No information is provided herein with respect to the tax consequences, if any, of the Reverse Stock Split under applicable state, local, foreign or other tax laws. No ruling from the Internal Revenue Service or opinion of counsel would be obtained regarding the federal income tax consequences to the stockholders as a result of the Reverse Stock Split.

The foregoing discussion is based upon the provisions of the Code, applicable Treasury regulations thereunder, Internal Revenue Service rulings, and judicial decisions as in effect as of the date of this Proxy Statement. There can be no assurance that future legislative, administrative, or judicial changes or interpretations will not affect the accuracy of the statements or conclusions set forth herein. Any such change could apply retroactively and could affect the accuracy of this discussion.

Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 2004, certain information with respect to the beneficial ownership of our common stock by each director, officer, and stockholder known by us to be the beneficial owner of more than 5% of our common stock.  Each person has sole voting and investment power with

Stockgroup Information Systems Inc.

 Proxy Statement

respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Amount and Nature

Name and Address*

of Beneficial

Percent

Of Beneficial Owner

Ownership

Of Class(1)

________________________________________________________________________________________________

Marcus A. New, CEO and Chairman of the Board(2)

3,098,062

9%

Leslie A. Landes, President and a Director(3)

938,200

3%

David E. Gillard, CFO(4)

100,000

<1%

David N. Caddey, Director(5)

160,000

<1%

Louis deBoer II, Director(6)

100,000

<1%

Jeffrey D. Berwick, Director

437,225

1%

Non-management owners of 5% of our common stock

Yvonne New(7)

2,214,500

7%

518464 B.C. Ltd. (8)

1,945,000

6%

U.S. Global Funds, 7900 Callaghan Road, San Antonio, Texas(9)

2,400,000

7%

________________________________________________________________________________________________

*Unless otherwise referenced, the address for each of the above mentioned parties is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

(1)

Based on 32,648,221 shares of common stock issued and outstanding as of April 29, 2004.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 29, 2004, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Marcus New directly owns 169,500 exchangeable shares and 2,000 common shares.  He also owns stock options, of which 881,562 are vested or will vest within 60 days of this filing.  He owns indirectly through his wife, Yvonne New, 19,500 exchangeable shares and 80,500 common shares, and through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Mr. New beneficially owns 3,098,062 shares of common stock.

(3)

Les Landes owns 105,000 common shares and 833,200 vested options.

(4)

David Gillard owns 100,000 vested options.

(5)

David Caddey owns 20,000 common shares and 100,000 vested options.  He also owns indirectly 40,000 common shares through his wife, Donna Caddey.  His total beneficial ownership is therefore 160,000 shares.

(6)

Lee deBoer owns 100,000 vested options.

(7)

Yvonne New owns 19,500 exchangeable shares and 80,500 common shares.  She owns indirectly through her husband, Marcus New, 169,500 exchangeable shares, and through 518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Yvonne New beneficially owns 2,214,500 shares of common stock.

(8)

518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, owns 1,945,000 exchangeable shares, which are exchangeable one for one into common shares.

(9)

U.S. Global Funds owns 2,400,000 common shares.  The natural persons who hold voting power over the securities held by U.S. Global Funds are Frank Holmes and Ralph Aldis.

Stockgroup Information Systems Inc.

 Proxy Statement

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2003, which was filed with the SEC on March 11, 2004.  A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of May 14, 2004.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to David Gillard, Secretary, at Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company (facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2003, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

Stockgroup Information Systems Inc.

 Proxy Statement

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

David Gillard, CGA
Secretary

Dated:  May 19, 2004